Exhibit 10.7


                                INDUSTRIAL LEASE


THIS LEASE is made this 21st day of July, 2004, by and between WDCI, INC., a Hawaii corporation ("Landlord") and Rubicon Medical Inc., a Utah corporation ("Tenant"):

1. BASIC TERMS.

         1.01     Basic Terms.

                  (A)      Landlord: WDCI, INC., a Hawaii corporation.

                  (B)      Tenant: Rubicon Medical, Inc., a Utah corporation.

                  (C) Address of Tenant: 3598 West 1820 South, Salt Lake City, Utah 84109

                  (D) Premises: Space in the industrial building located at 3598 West 1820 South, Salt Lake City, Utah, which Premises are outlined on Exhibit A attached hereto for the purposes of identification.

                  (E) Building: The Building in which the Premises are located.

                  (F) Project: A warehouse complex including all improvements and appurtenances thereto known as "Centennial Plaza" and located in Salt Lake City, Utah, such complex depicted and described on Exhibit A attached hereto.

                  (G)      Lease Term: Twenty Four (24) months.

                  (H) Rent: All sums, moneys, or payments are required to be paid by Tenant to Landlord pursuant to the terms of this Lease, including Sections 5, 21.01, 21.02, and 21.03.

                  (I) Base Rent: Base Rent shall be in accordance with the following schedule:

                                 Months                   Monthly Base Rent
                                 ------                   -----------------
                                 1 - 12                       $9,675.00
                                13 - 24                      $10,295.00

                  (J)      Security Deposit: $10,295.00

                  (K)      Tenant's Proportionate Share: 12.90%.

                  (L)      Estimated Initial Monthly Common Expenses: $1,365.00

                  (M)      Estimated Initial Monthly Real Estate Tax Charge:
                           $1,181.25

                  (N)      Permitted Use: Office and General Manufacturing.

1.02 Effect of Reference to Basic Terms. Effect of Reference to Basic Terms. Each reference in this Lease to any of the Basic Terms contained in
         Section 1.01 shall be construed to incorporate into such reference the respective definition for such Basic Term set forth in Section 1.01 above.

2. PREMISES.

2.01 Lease. In consideration of the rents, covenants, agreements, and conditions hereinafter provided to be paid, kept, performed, and observed, Landlord leases to Tenant and Tenant hereby hires from Landlord the Premises described in Section 1.01D.

2.02 Reservations by Landlord. Landlord excepts and reserves the roof and exterior walls of the Building, and further reserves the right to place, install, maintain, carry through, repair, and replace such utility lines, pipes, wires, appliances, tunneling, and the like in, over, through, and upon the Premises as may be reasonably necessary or advisable for the servicing of the Premises or any other portions of the Project.

Notwithstanding any provision in this Lease to the contrary, it is agreed that Landlord reserves the right, without invalidating this Lease or modifying any provision thereof, at any time, and from time to time, (i) to make alterations changes, and additions to the Building and other improvements in the Project (including, without limitation, the Building in which the Premises are located),
(ii) to add additional areas and buildings to the Project and/or to exclude areas therefrom, (iii) to construct additional buildings and other improvements in the Project, (iv) to remove or relocate the whole or any part of any building or other improvement in the Project, and (v) to relocate any other tenant in the Project. It is further understood that the existing layout of the buildings, walks, roadways, parking areas, entrances, exits, and other improvements shall not be deemed to be a warranty, representation, or agreement on the part of Landlord that the Project shall remain exactly as presently built, it being understood and agreed that Landlord may change the number, dimensions, and locations of the walks, buildings, and parking spaces as Landlord shall deem proper.

3. USE.

The Premises hereby leased shall be used by Tenant for the purpose specified in
Section 1.01N and for no other purposes. Landlord makes no representation to Tenant that the use limited in this Section 3 constitutes a lawful use under applicable zoning regulations, or that the lawful uses for the Premises as of the date of this Lease shall not change during the Lease Term. Tenant shall, at its own expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, and requirements in effect during the Term or any part of the Term hereof regulating the use by Tenant or condition of the Premises. Tenant shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance, or which will tend to unreasonably disturb other tenants in the Project. Tenant shall not place a load upon the floor of the Building which exceeds that load per square foot which such floor was designed to carry or which is allowed by law. Tenant, its employees, and all persons visiting or doing business with Tenant in the Premises shall be bound by and shall observe the Rules and Regulations attached to this Lease as Exhibit B, and such further and other reasonable Rules and Regulations made hereafter by Landlord relating to the Project or the Premises, of which notice in writing shall be given to Tenant, and all such Rules and Regulations shall be deemed to be incorporated into and form a part of this Lease. Tenant shall be solely responsible for providing security for the Premises, and for Tenant, its agents, employees, contractors, customers, invitees, and others within the Premises. Landlord shall have no responsibility therefor.

4.       TERM.

4.01 Term of Lease. To have and to hold the leased Premises for and during the Lease Term described in Section 1.01G, commencing on the Commencement Date (defined in Section 4.02 below), subject to the payment of the Rent and the full and timely performance by Tenant of the covenants and conditions hereinafter set forth.

4.02 Commencement Date. As used in this Lease, the term "Commencement Date" shall mean the date the Premises are Ready for Occupancy (as defined in Section 4.04 below). If the Commencement Date occurs on other than the first day of a month, Tenant shall pay Base Rent at the same monthly rate for such partial month (also in advance), any periods for rent adjustments shall be measured from the first day of the calendar month in which the Commencement Date falls and all other terms and conditions of this Lease shall be in force and effect during such partial month. As soon as the Commencement Date is established Landlord and Tenant shall execute a Commencement Date Memorandum in the form of attached Exhibit C, which may be requested by either party, setting forth the exact Commencement Date and the Expiration Date to provide for the full term referenced in Section 1.01G from the Commencement Date. Notwithstanding anything contained in this Section 4.02 to the contrary, it is understood and agreed that at such time as Tenant occupies all or any portion of the Premises for the purposes permitted or allowed in this Lease, its Rental obligation shall commence.

4.03 Landlord's Work. Landlord agrees to perform the work described in Exhibit D hereto ("Landlord's Work"). Other than Landlord's Work, Landlord shall have no obligation for the completion or repair of the Premises and Tenant shall accept the Premises in its "as is" condition on the date Landlord delivers possession of the Premises to Tenant in accordance with the provisions of this Lease.

4.04 Ready for Occupancy; Delay in Delivery. Landlord shall deliver and Tenant shall accept possession of the Premises at such time as the Premises is Ready for Occupancy. If the Premises, or any portion, is not "Ready for Occupancy" on the Commencement Date, Rent and other sums owing under this Lease attributable to the Premises shall not commence until the Premises is Ready for Occupancy. The postponement of Rent and other sums herein provided to be paid by Tenant attributable to such space for any period prior to the delivery to Tenant of such space Ready for Occupancy shall be in full settlement of all claims which Tenant might otherwise have by reason of such space not being Ready for Occupancy on the Commencement Date. "Ready for Occupancy" as used herein shall mean the date that Landlord shall have substantially completed Landlord's Work, subject only to the completion of "punch list" items of a minor nature. The issuance of a temporary certificate of occupancy for such space (or its equivalent), or certification by Landlord's contractor, architect or space planner verifying substantial completion of Landlord's Work shall conclusively control the date upon which the space is Ready for Occupancy and the commencement of Tenant's obligation to pay Rent. In the event Tenant's acts or omission delay the completion of Landlord's Work, Landlord's Work shall be deemed Ready for Occupancy on the date Landlord's Work would have been substantially completed in the absence of Tenants acts or omission that caused the delay. Notwithstanding anything in the foregoing to the contrary, should Landlord fail to have the Premises Ready for Occupancy within one hundred eighty (180) days after the date of this Lease (such date extended if failure to have the Premises Ready for Occupancy is due to Force Majeure, as referenced in Section 14), then Tenant shall have the option to terminate this Lease upon written notice (which shall be delivered if at all within fifteen (15) days after the date Tenant is entitled to terminate the Lease pursuant to this Section and if not timely delivered, then Tenant's termination right shall lapse), the effective date of termination to be at least thirty (30) days after the date of delivery of Tenant's notice; provided, however, should Landlord have the Premises Ready for Occupancy prior to the date set forth in Tenant's notice then such termination notice shall be of no force and effect and this Lease shall continue in full force and effect between the parties. In the event this Lease is terminated as provided immediately above, then neither Landlord nor Tenant shall have any claim or obligation to the other by reason of this Lease or the termination thereof.

4.05 Early Possession. Tenant shall be permitted to enter the Premises after the later of (i) full execution and delivery of this Lease or (ii) the vacation of the Premises by the existing tenant, and prior to the Commencement Date without the obligation for payment of rent for the purpose of installing fixtures and equipment; provided that (a) Tenant will not interfere with Landlord's construction of the Landlord's Work,
         (b) Tenant first provides Landlord with all insurance required by the terms of this Lease, and (c) all construction by Tenant shall be performed in accordance with the terms of this Lease. Without limiting any other provision of this Lease, Landlord shall not be responsible for damages or loss to any work performed by Tenant or to Tenant's personal property or the personal property of Tenant's contractor's, employees or agents which occurs during such period of early access.

5. BASE RENT.

         Tenant agrees to pay Landlord the Base Rent set out in Section 1.01I for the full Term. The first full monthly installment of Base Rent shall be payable upon the execution of this Lease by Tenant. Thereafter, each succeeding monthly installment shall be due and payable on or before the first day of each and every successive calendar month during the Term. In the event the Term of this Lease ends on a date other than the last day of a month, the last monthly payment of Base Rent shall be in a pro rata portion of the then applicable Base Rent for such partial month based on the number of days in such partial month prior to and including the last day of the Term of this Lease.

         The Base Rent and all other Rent or other charges provided for herein shall be paid to Landlord without deduction or offset, and in lawful money of the United States of America to such persons and at such place as Landlord may from time to time designate in writing. For purposes of rent adjustment under the Lease, the number of months is measured from the first day of the calendar month in which the Commencement Date falls. Landlord and Tenant agree for tax reporting purposes that none of the Base Rent due in periods in which the Base Rent is not being abated shall be allocated to any other period.

6. UTILITIES AND SERVICES.

         Tenant shall contract in its own name and pay for all charges for water, sewer, electricity, gas, fuel, telephone, trash hauling, and any other services or utilities used in, servicing, or assessed against the Premises, unless otherwise herein expressly provided.

7. QUIET ENJOYMENT.

         Landlord covenants that Tenant, on paying the Rent herein provided, and on keeping, performing, and observing the covenants, agreements, and conditions herein required of Tenant, shall peaceably and quietly hold and enjoy the Premises for the Term aforesaid, subject, however, to the terms of this Lease.

8. ASSIGNMENT AND SUBLETTING.

8.01 No Assignments. Except as expressly permitted in this paragraph, Tenant shall not, without the prior written consent of Landlord, which Landlord agrees will not unreasonably be withheld, assign or hypothecate this Lease or any interest herein or sublet the Premises or any part thereof, or permit the use of the Premises by any party other than Tenant. Any of the foregoing acts without such consent shall be void and shall, at the option of Landlord, terminate this Lease. This Lease shall not, nor shall any interest herein, be assignable as to the interest of Tenant by operation of law without the written consent of Landlord, which consent shall not be unreasonably withheld. A transfer of a majority interest or control of the stock or capital or member interest of Tenant shall be deemed an assignment under this Lease requiring Landlord's consent.

8.02 Limits on Subletting. No sublease shall be made without the prior written consent of Landlord, which consent Landlord agrees will not unreasonably be withheld. If at any time or from time to time during the term of this Lease, Tenant desires to sublet all or any part of the Premises, Tenant shall give notice to Landlord setting forth the terms of the proposed subletting and the space so proposed to be sublet and such additional information concerning the subtenant as Landlord may request, including, without limitation, the name of the proposed subtenant; the nature of the proposed subtenant's business to be carried on in the Premises; the terms and provisions of the proposed sublease and a copy of the proposed sublease form; and such financial information, including financial statements, as Landlord reasonably may request concerning the proposed subtenant. Landlord shall have the option, exercisable by notice given to Tenant within ninety (90) days after Tenant's notice is given, either to sublet from Tenant such space at the rental and other terms set forth in Tenant's notice, or, if the proposed subletting is for the entire Premises and for the substantial balance of the Term of this Lease, to terminate this Lease. If Landlord does not elect to terminate and has consented to such sublease, Tenant shall be free to sublet such space to any third party subject to the following conditions:

         1. The sublease shall be on the same terms set forth in the notice given to Landlord;

         2. No sublease shall be valid and no sublessee shall take possession of the Premises subleased until an executed counterpart of such sublease has been delivered to Landlord;

         3.       No sublessee shall have a right further to sublet; and

         4. One hundred percent (100%) of any sums or other economic consideration received by Tenant as a result of such subletting (excluding brokerage commissions amortized over the term of the sublease and rental or other payments received by Tenant which are attributable to the amortization of the costs of leasehold improvements, other than building standard tenant improvements, made by Tenant to the sublet portion of the Premises) whether denominated as rentals under the sublease or otherwise and which exceed, in the aggregate, the total sums which Tenant is obligated to pay Landlord under this Lease (prorated to reflect Tenant's obligation to pay rent under this Lease allocable to that portion of the Premises subject to such sublease) shall be payable to Landlord.

8.03 Permitted Assignment/Subletting. Notwithstanding the provisions of Sections 8.01 and 8.02 above, Tenant may assign this Lease or sublet the Premises or any portion thereof, without Landlord's consent and without extending any option to Landlord, to any corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from the merger or consolidation with Tenant or Tenant's Parent, or to any person or entity which acquires all the stock or assets of Tenant or Tenant's Parent provided that said assignee (i) assumes each and every obligation of Tenant under this Lease and (ii) such assignee has a tangible net worth that equals or exceeds Tenant's tangible net worth on the date of this Lease or on the date of the transfer, whichever is greater.

8.04 Tenant Not Released. Regardless of Landlord's consent, no subletting or assignment shall release Tenant of Tenant's obligations hereunder or alter the primary liability of Tenant to pay the Rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of Rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent or different assignment or subletting. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor.

8.05 Attorney Fees. In the event Tenant shall assign or sublet the Premises or request the consent of Landlord to any assignment or subletting or if Tenant shall request the consent of Landlord for any act that Tenant proposes to do, then Tenant shall pay Landlord's actual attorney fees incurred in connection therewith.

9. DAMAGE OR DESTRUCTION.

9.01     Definitions.

                  "Premises Partial Damage" shall herein mean damage or destruction to the Premises to the extent that the cost of repair is less than fifty percent (50%) of the then replacement cost of the Premises.

                  "Premises Building Partial Damage" shall herein mean damage or destruction to the Building of which the Premises are a part to the extent that the cost of repair is less than fifty percent (50%) of the then replacement cost of such Building as a whole.

                  "Premises Total Destruction" shall herein mean damage or destruction to the Premises to the extent that the cost of repair is fifty percent (50%) or more of the then replacement cost of the Premises.

                  "Premises Building Total Destruction" shall herein mean damage or destruction to the Building of which the Premises are a part to the extent that the cost of repair is fifty percent (50%) or more of the then replacement cost of such Building as a whole.

                  "Insured Loss" shall herein mean damage or destruction which was caused by an event required to be covered by insurance carried by Landlord and the proceeds payable under such insurance policy are sufficient to pay in full the cost to repair and restore such damage and destruction.

9.02 Partial Damage - Insured Loss. Subject to the provisions of Section 9.04, 9.05, and 9.06 hereof, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of Premises Partial Damage or Premises Building Partial Damage, then Landlord shall, at Landlord's expense, repair such damage, but not Tenant's fixtures, equipment or tenant improvements unless the same have become a part of the Premises pursuant to the terms of the Lease as soon as reasonably practicable and this Lease shall continue in full force and effect.

9.03 Partial Damage - Uninsured Loss. Subject to the provisions of Section 9.04, 9.05 and 9.06 below, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Partial Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Tenant (in which event Tenant shall make the repairs at Tenant's expense), Landlord may at Landlord's option either (i) repair such damage as soon as reasonably possible at Landlord's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Tenant within thirty (30) days after the date of the occurrence of such damage of Landlord's intention to cancel and terminate this Lease, as of the date of the occurrence of such damage. In the event Landlord elects to give such notice of Landlord's intention to cancel and terminate this Lease, Tenant shall have the right within ten (10) days after the receipt of such notice to give written notice to Landlord of Tenant's intention to repair such damage at Tenant's expense, without reimbursement from Landlord, in which event this Lease shall continue in full force and effect, and Tenant shall proceed to make such repairs as soon as reasonably possible. If Tenant does not give such notice within such ten (10) day period this Lease shall be canceled and terminated as of the date of the occurrence of such damage.

9.04 Total Destruction. If at any time during the term of this Lease there is damage, whether or not an Insured Loss (including destruction required by any authorized public authority), which falls into the classification of Premises Total Destruction or Premises Building Total Destruction, this Lease shall automatically terminate as of the date of such total destruction.

9.05 Damage Near End of Term. If at any time during the last six (6) months of the term of this Lease there is damage, whether or not an Insured Loss, which falls within the classification of Premises Partial Damage, Landlord may at Landlord's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Tenant of Landlord's election to do so within thirty (30) days after the date of occurrence of such damage.

9.06 Abatement of Rent; Tenant's Remedies. In the event of damage described in Sections 9.02, or 9.03 hereof, and Landlord or Tenant repairs or restores the Premises pursuant to the provisions of this Section 9, the Rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Tenant's use of the Premises is impaired. Except for abatement of Rent, if any, Tenant shall have no claim against Landlord for any damage suffered by reason of any such damage, destruction, repair or restoration. If Landlord shall be obligated to repair or restore the Premises under the provisions of this Section 9 and shall not commence such repair or restoration within thirty (30) days after such obligations shall accrue, Tenant may, at Tenant's option, cancel and terminate this Lease by giving Landlord written notice of Tenant's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

9.07 Termination - Advance Payments. Upon termination of this Lease pursuant to this Section 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Tenant to Landlord. Landlord shall, in addition, return to Tenant so much of Tenant's Security Deposit as has not theretofore been applied by Landlord.

9.08 Waiver. Landlord and Tenant waive the provisions of any statutes which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10. LANDLORD'S RIGHTS.

Landlord reserves the following rights:

         1. To change the name of the Building or the Project without notice or liability of Landlord to Tenant;

         2. At any time during the last ninety (90) days of the Term of this Lease or any renewal hereof or any part hereof, if during or prior to that time, Tenant has vacated the Premises, to decorate, remodel, repair, alter, or otherwise prepare the Premises for occupancy;

         3. To exhibit the Premises to others and to display "For Rent" signs on the Premises during the last ninety (90) days of the Term of this Lease or any renewal hereof;

         4. To remove from the parking lot abandoned or unlicensed vehicles and vehicles that are unreasonably interfering with the use of said parking lot by others and to charge the responsible tenant for the expense of removing said vehicles; and

         5. To take any and all measures, including making inspections, repairs, alterations, additions, and improvements to the Premises or Project as may be necessary or desirable for the safety, protection, or preservation of the Premises or the Project or Landlord's interests, or as may be necessary or desirable in the operation of the Premises or the Project.

Landlord may enter upon the Premises for the purpose of exercising any or all of the foregoing rights hereby reserved without being deemed guilty of an eviction or disturbance of Tenant's use or possession of the Premises and without being liable in any manner to the Tenant.

11. HOLDING OVER.

In the event of a holding over by Tenant after the expiration or termination of this Lease without the written consent of Landlord, Tenant shall be deemed a month to month tenant upon all of the provisions of the Lease pertaining to the obligations of Tenant excepting, however, any option to renew extend or expand contained in this Lease, at 150% of the Base Rent for the entire holdover period, and all attorney fees and other expenses incurred by Landlord in enforcing its rights hereunder. Any holding over with the consent of Landlord shall constitute Tenant a month-to-month Tenant at the same Base Rent and all other Rent paid or payable by Tenant for the last full month of this Lease or any renewal or extension hereof.

12. SIGNS AND ADVERTISEMENTS.

         Tenant shall not put upon nor permit to be put upon or affixed to any part of the Premises or Project any signs, billboards, or advertisements of whatsoever kind or nature, except as Landlord has specifically approved in writing. Landlord hereby approves the signs of Tenant currently located on the Premises.

13. EMINENT DOMAIN.

         If the Premises or any portion thereof (including parking spaces allotted thereto) are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty five percent (25%) of the land area of the Project which is not occupied by any building, is taken by condemnation and such taking materially interferes with the conduct of or access to Tenant's business, Tenant may, at Tenant's option, by written notice to Landlord within ten (10) business days after Landlord shall have given Tenant written notice of such taking (or in the absence of such notice, within ten (10) business days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes possession. If Tenant does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises prior to such taking. No reduction of Base Rent shall occur if the only area in the Project which is taken is that which does not have a Building located thereon. Any award of the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Landlord, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Tenant shall be entitled to any award for loss of or damage to Tenant's trade fixtures and removable personal property, moving expense and interruption of business so long as any such award does not diminish Landlord's award. In the event that this Lease is not terminated by reason of such condemnation, Landlord shall to the extent of severance damages received by Landlord in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Tenant has been reimbursed therefor by the condemning authority. Tenant shall pay any amount in excess of such severance damages required to complete such repair.

14. LANDLORD'S INABILITY TO PERFORM.

         If, by reason of inability to obtain and utilize labor, materials, or supplies; circumstances directly or indirectly the result of a state of war, act of terrorism or national or local emergency; laws, rules, orders, regulations, or requirements of any governmental authority now or hereafter in force; strikes or riots; or by reason of any other cause beyond the reasonable control of Landlord (collectively "Force Majeure"), Landlord shall be unable to perform or shall be delayed in the performance of any covenant to supply any service, such nonperformance or delay in performance shall not render Landlord liable in any respect for damages to either person or property, constitute a total or partial eviction (constructive or otherwise), work an abatement of Rent, or relieve Tenant from the fulfillment of any covenant or agreement contained in this Lease.

15. ASSIGNMENT TO TRUSTEE.

         Neither this Lease nor any interest herein nor any estate hereby created shall pass to any trustee or receiver in bankruptcy or to any other receiver or assignee for the benefit of creditors, or otherwise by operation of law during the term of this Lease or any renewal or extension of the term hereof.

16. COMMON AREAS.

         The term "Common Areas" means all the areas of the Project not intended for renting and, instead, designed for the common use and benefit of Landlord and all of the tenants, their employees, agents, customers, and invitees. The Common Areas include, but not by way of limitation, parking lots, truck courts, landscaped and vacant areas, driveways, walks, and curbs, with facilities appurtenant to each, as such areas may exist from time to time. Landlord expressly reserves the right to add additional Common Area to the Project from time to time. Landlord shall operate and maintain the Common Areas of the Project, and the cost of same shall be reimbursed by Tenant to Landlord as provided for in Section 21. Landlord may delegate its rights with regard to the Common Area to an independent contractor or management company, which may be an affiliate of Landlord. Landlord hereby grants the non-exclusive, revocable right to use the Common Areas to Tenant, Tenant's employees, agents, customers, and business invitees, which use shall be subject at all times to such reasonable, uniform, and nondiscriminatory rules and regulations as may from time to time be established by Landlord.

17. ACCEPTANCE OF PREMISES.

         Except as otherwise provided in this Lease, Tenant hereby accepts the Premises in their condition existing as of the Commencement Date or the actual date that Tenant takes possession of the Premises, whichever is earlier. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty as to the present or future suitability of the Premise for the conduct of Tenant's business.

18. MAINTENANCE, REPAIRS AND ALTERATIONS.

18.01 Maintenance and Care by Tenant. Tenant shall be responsible for all maintenance and repair to the Premises of whatsoever kind or nature that is not hereinafter set forth specifically as the obligation of Landlord. Tenant shall take good care of the Premises and fixtures, and keep them in good repair, free from filth, overloading, danger of fire, or any pest or nuisance, and shall repair any damage or breakage done by Tenant or its agents, employees, or invitees, including damage done to the Premises by Tenant's equipment and/or installations. Tenant shall be responsible for the repair and replacement of all glass and plate glass on the Premises. Tenant shall maintain and pay for a service contract with a licensed contractor for the upkeep, maintenance, repair, and periodic servicing of the heating, ventilating, and air conditioning systems servicing the Premises. Tenant shall supply Landlord, from time to time, such information as Landlord reasonably requests to verify the services being performed under the service contract. The Landlord, at Landlord's option, may elect to enter into a service contract with a firm reasonably acceptable to Tenant for the maintenance and periodic inspection of the heating, ventilating, and air conditioning equipment in which event Tenant shall within thirty (30) days of billing therefore, reimburse Landlord for the costs of such service contract allocated to the Premises. Notwithstanding any provision to the contrary contained herein, if the heating, ventilating and air conditioning equipment should cease to function and not be capable of repair, Landlord shall reimburse Tenant 50% of the cost to replace the same. In the event that Tenant fails to maintain the Premises as required herein, Landlord shall have the right, but not the obligation, to perform such maintenance and/or repairs, and Tenant shall, within thirty (30) days of the billing by Landlord, reimburse Landlord for Landlord's costs in providing such maintenance and/or repairs, together with a fifteen percent (15%) charge for Landlord's overhead. Upon termination of the Lease Tenant shall deliver the Premises to Landlord in a broom-clean condition.

18.02 Maintenance and Repair by Landlord. During the Term of this Lease, Landlord shall keep and maintain the roof, exterior walls (excluding glass or plate glass), gutters, and downspouts of the Building in good condition and repair. Landlord shall be under no obligation and shall not be liable for any failure to make repairs that are Landlord's responsibility as designated herein until and unless Tenant notifies Landlord in writing of the necessity therefor, and Landlord shall have a reasonable time after such notice to make such repairs. Landlord reserves the right to the exclusive use of the roof and exterior walls of the Building. If any portion of the Premises which Landlord is obligated to maintain or repair is damaged through the fault or negligence of Tenant, its agents, employees, or invitees, then repairs necessitated by such damage shall be paid for by Tenant on Landlord's demand. Except for the obligations of Landlord under Section 18.02 (relating to the condition of the Premises), Section 9 (relating to destruction of the Premises) and under Section 13 (eminent domain), and Landlord's obligation to reimburse Tenant 50% of the cost of replacing the heating, ventilating and air conditioning system if it should cease to function and be incapable of repair, it is intended by the parties hereto that Landlord have no obligation, in any manner whatsoever, to repair and maintain the Premises nor the Building located thereon nor the equipment therein, whether structural or nonstructural, all of which obligations are intended to be that of Tenant under Section 18.01 hereof. Tenant expressly waives the benefit of any statute now or hereinafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Premises in good order, condition and repairs.

18.03 Alterations and Additions. Tenant shall not make any alterations, improvements, or additions to the Premises without Landlord's prior written consent and approval of the plans and specifications. Alterations, improvements, or additions so made by either of the parties upon the Premises, except movable furniture and equipment placed in the Premises at the expense of Tenant, shall become the property of Landlord and shall remain upon and be surrendered with the Premises as a part thereof at the termination of this Lease, without disturbance, molestation, injury, or damage. In the event damage to the Building shall be caused by moving said furniture and/or equipment in or out of the Premises, such damage shall be repaired at the expense of Tenant. Any such alterations shall be made in compliance with all applicable laws, rules and regulations (including without limitation the Americans with Disabilities Act and other disabled person access requirements) to the extent applicable to such alterations or as may be required by any governmental authority in connection with such alterations. Tenant shall not make any installations or penetrations on the roof of the Building, except with Landlord s prior written consent and in strict compliance with the reasonable requirements of Landlord's roofing contractor. Landlord's consent to or approval of any alterations, additions or improvements (or the plans therefor) shall not constitute a representation or warranty by Landlord, nor Landlord's acceptance, that the same comply with sound architectural and/or engineering practices or with all applicable laws, and Tenant shall be solely responsible for ensuring all such compliance.

18.04 Mechanic's Liens. Tenant shall not permit any mechanic's liens or other liens to be placed upon the Premises, the Building, or the Project during the Term of this Lease, and in the case of the filing of any such lien, Tenant shall promptly pay same; however, Tenant shall have the right to contest the validity or amount of any such lien upon Tenant's prior posting of security with Landlord, which security, in Landlord's sole judgment, must be adequate to pay and discharge any such lien in full, plus Landlord's reasonable estimate of its legal fees. Tenant agrees to pay all legal fees that might be incurred by Landlord because of any mechanic's liens or other liens placed upon the Premises.

19.      INSURANCE.

19.01 Coverages Required. Tenant hereby agrees to maintain in full force and effect at all times during the term of this Lease, at its own expense, for the protection of Tenant and Landlord, as their interest may appear, policies of insurance issued by a responsible carrier or carriers licensed to do business in the State of Utah and which are rated A and have a financial size category of at least VIII in the most recent Best's Key Rating Guide, or any successor thereto (or if there is none, an organization having a national reputation), which afford the following coverages:

         (A) commercial general liability insurance, including contractual liability (specifically covering this Lease), fire legal liability, and premises operations, with the following minimum limits: General Aggregate $2,000,000.00; Products/Completed Operations Aggregate $2,000,000.00; Each Occurrence $1,000,000.00; Personal and Advertising Injury $1,000,000.00; Medical Payments $5,000.00 per person;

         (B) Umbrella/Excess Liability on a following form basis with the following minimum limits: General Aggregate $10,000,000.00; Each Occurrence $10,000,000.00;

         (C)      Workers' Compensation with statutory limits;

         (D)      Employer's Liability insurance with the following limits:
                  Bodily injury by disease per person $1,000,000.00; Bodily injury by accident policy limit $1,000,000.00; Bodily injury by disease policy limit $1,000,000.00;

         (E) A "causes of loss, special form of insurance" policy, commonly referred to in the industry as an "all risk, fire and extended coverage" policy, with vandalism and malicious mischief endorsements, covering Tenant's furniture, equipment, and personal property, to the extent of not less than their full replacement value.

         (F) Loss of income/business interruption insurance in such amounts as will reimburse Tenant for direct or indirect loss of earnings attributable to all perils commonly insured against under an extended coverage property insurance policy or attributable to prevention of access to or use of the Premises or the Building as a result of such perils but in no event in an amount less than the Base Rent and all additional rent payable hereunder for six (6) months.

19.02 Deductibles. Tenant may, with the written consent of Landlord, elect to have reasonable deductibles in connection with coverages required in
         Section 19.01 above.

19.03 Certificates. Tenant shall deliver to Landlord at least thirty (30) days prior to the time such insurance is first required to be carried by Tenant, and thereafter at least thirty (30) days prior to expiration of such policy, Certificates of Insurance evidencing the above coverage with limits not less than those specified above. Such Certificates, with the exception of Workers Compensation, shall name Landlord, Landlord's property manager and such other persons as Landlord may reasonably designate as additional insureds as their interests may appear and shall expressly provide that the interest of each shall not be affected by a breach by Tenant of any policy provision for which such Certificates evidence coverage. All Certificates of Insurance shall provide not less than thirty (30) days' prior written notice to Landlord in the event of material alteration to or cancellation of the coverage evidenced by such Certificates of Insurance.

19.04 Mutual Waiver of Subrogation. Landlord and Tenant do each hereby release the other from any and all liability or responsibility (to the other or to anyone claiming through or under the other by way of subrogation or otherwise) for any loss or damage to the property caused by fire, any of the extended coverage perils, or any other insured peril, even if such fire or other casualty shall have been caused by the negligence of the other party or anyone who shall be covered under such policy, to the extent of coverage under the relevant policy. Such waiver of subrogation shall be effective with respect to loss or damage occurring only during such time as Landlord's and Tenant's policies shall be in force and effect with respect to such loss or damage and shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasing party to recover thereunder. Landlord and Tenant each agree that their policies shall include such a clause or endorsement.

19.05 Indemnification of Landlord. Tenant shall indemnify, protect and defend Landlord, Landlord's property manager and their respective agents, contractors and employees (collectively, the Indemnified Parties ) and save them harmless from and against any and all loss , and against all claims, actions, damages, liability, costs, fees and expenses (including, without limitation, attorneys and consultants fees) in connection with loss of life, bodily and personal injury, or damage to property (real or personal) arising from any occurrence in, upon, or at the Premises or any part thereof, or occasioned by the active or passive negligence or willful misconduct of Tenant, its agents, contractors, employees, servants, licensees, concessionaires, or invitees or by anyone permitted to be on the Premises by Tenant. Tenant assumes all risks of and Landlord shall not be liable for injury to person or damage to Tenant's property (real or personal) or the property of Tenant's agents, servants, or employees resulting from the condition of the Premises, or from the bursting or leaking of any and all pipes, utility lines, connections, or air conditioning, ventilating, or heating equipment in, on, or about the Premises, or from water, rain, or snow which may leak into, issue from, or flow from any part of the roof or the Building. Tenant agrees, at all times, to indemnify and hold the Indemnified Parties harmless against all actions, claims, demands, costs, damages, or expenses of any kind which may be brought against or made against the Indemnified Parties or which the Indemnified Parties may pay or incur by reason of Tenant's occupancy of the Premises or Tenant's negligent performance or failure to perform any of its obligations under this Lease. In the event that Landlord shall, without fault on its part, be made a party to any litigation commenced by or against Tenant, Tenant shall protect and hold the Indemnified Parties harmless and shall pay all costs, expenses, and reasonable attorney fees incurred or paid by the Indemnified Parties in connection with such litigation. Notwithstanding the foregoing, Landlord shall indemnify, protect and defend Tenant, and its respective agents, contractors and employees and save them harmless from and against any and all loss, and against all claims, actions, damages, liability, costs, fees and expenses (including, without limitation, attorneys and consultants fees) in connection with loss of life, bodily and personal injury, or damage to property (real or personal) arising from any occurrence in, upon, or at the Premises or any part thereof, which is occasioned by the active or passive negligence or willful misconduct of Landlord, its agents, contractors, employees, servants, licensees, or invitees or by anyone permitted to be on the Premises by Landlord. The obligations of this Section 19.05 shall survive the expiration or earlier termination of the Lease.

19.06 Increased Insurance Risk. Tenant shall not permit the Premises to be used for any purpose which would render the insurance thereon void or the insurance risk more hazardous or cause the State Board of Insurance, any other insurance authority or Landlord's insurance carrier to disallow any of Landlord's sprinkler credits. If any penalty, surcharge or increase in Landlord's insurance premiums is imposed because of Tenant's original or subsequent placements or use of storage racks or bins, Tenant's method of storage, the nature of Tenant's inventory, Tenant's abandonment of the Premise or any other act of Tenant, Tenant shall pay as additional Rent, the increase in Landlord's insurance premiums, and, upon demand by Landlord, Tenant agrees to correct at Tenant's expense the cause of such penalty, surcharge or increase to the satisfaction of the particular insurance authority or carrier.

20. HAZARDOUS MATERIALS.

20.01 Lessor's Prior Consent. Notwithstanding anything contained in this Lease to the contrary, Tenant shall not cause or permit any Hazardous Materials (as defined in Section 20.02 below) to be brought upon, kept, stored, discharged, released or used in, under or about the Premises by Tenant, its agents, employees, contractors, subcontractors, licensees or invitees, without the prior written consent of Landlord, which Landlord may grant or withhold in Landlord's sole discretion.

20.02 Compliance with Hazardous Materials Laws. Tenant shall at all times and in all respects comply with all federal, state and local laws, ordinances and regulations relating to or involving the use, generation, manufacture, storage, discharge, release, disposal or transportation of any materials, substances or wastes which are considered to be or may be hazardous to human health or safety or to the environment due to their radioactivity, ignitability, corrositivity, reactivity, carcinogenicity, infectiousness or other harmful or potential harmful properties and which are defined as or included within the definition of "hazardous materials," "toxic substances" or "chemicals known to cause cancer or reproductive toxicity" under any Hazardous Materials Laws (collectively, "Hazardous Materials"). All laws, ordinances and regulations relating to industrial hygiene, environmental protection or the use, analysis, generation, manufacture, storage, discharge, release, disposal or transportation of Hazardous Materials are collectively referred to herein as "Hazardous Materials Laws".

         Tenant shall handle, treat, deal with and manage any and all Hazardous Materials in, on, under or about the Premises in total conformity with all applicable Hazardous Materials Laws and prudent industry practices regarding management of such Hazardous Materials. Upon expiration or earlier termination of this Lease, Tenant shall, at Tenant's sole cost and expense, cause all Hazardous Materials brought or allowed on the Premises during the Lease Term to be removed from the Premises and transported for use, storage or disposal in accordance and in compliance with all applicable Hazardous Materials Laws. Tenant shall not take any remedial action in response to the presence of any Hazardous Materials in or about the Premises or enter into any settlement agreement, consent decree or other compromise in respect to any claims relating to any Hazardous Materials in any way connected with the Premises, without first notifying Landlord of Tenant's intention to do so and affording Lessor ample opportunity to appear, intervene or otherwise appropriately assert and protect Landlord's interests with respect thereto.

20.03 Notices. Tenant shall immediately notify Landlord in writing of: (i) any enforcement, cleanup, removal or other governmental or regulatory action threatened, instituted, or completed pursuant to any Hazardous Materials Laws; (ii) any claim made or threatened by any person against Tenant or the Premises relating to damage, contribution, cost recovery compensation, loss or injury resulting from or claimed to result from any Hazardous Materials; and (iii) any reports made to any environmental agency arising out of or in connection with any Hazardous Materials on or removed from the Premises, including any complaints, notices, warnings or asserted violations in connection therewith. Tenant shall also supply to Landlord as promptly as possible, and in no event later than five (5) business days after Tenant first receives or sends the same, copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Premises or Tenant's use thereof. Tenant shall maintain copies of hazardous waste manifests reflecting the legal and proper disposal of all Hazardous Materials removed from the Premises and supply Landlord with copies of same on request.

20.04 Indemnification of Landlord. Tenant shall indemnify, protect, defend and hold the Indemnified Parties harmless from any and all damages, losses, expenses, liabilities, obligations, costs, fees and expenses (including without limitation attorneys and consultants fees), in any way arising out of or related to the use, generation, storage, handling, transportation, release, discharge or disposal of Hazardous Materials on or about the Premises during the term of this Lease. The obligations of this Section 20.04 shall survive the expiration or earlier termination of the Lease.

20.05 Landlord's Right to Order Environmental Studies. From time to time during the term of this Lease, if Landlord shall have reasonable cause to believe that a release of Hazardous Materials has occurred at the Premises, or from the Premises into the Common Areas or the environment, Landlord may retain a qualified environmental consultant (a "Consultant") to conduct an environmental investigation of the Premises, Common Areas, or other areas that may be affected by the suspected release of Hazardous Materials (1) for Hazardous Materials contamination in, about or beneath such areas and (2) to assess the compliance of Tenant with the provisions of this Section 20 of the Lease. Additionally, Landlord shall have the right within the last one hundred twenty (120) days of the term of this Lease to order an environmental assessment to determine whether the Premises, Common Areas or the environment surrounding the Premises contain any Hazardous Materials that may be attributable to Tenant's use of the premises. In the event Landlord's Consultant determines that a release of Hazardous Materials attributable to Tenant's use of the Premises has occurred at the Premises, or from the Premises into the Common Areas or the environment, Tenant shall pay the cost of any such environmental assessment and comply with all reasonable recommendations of the Consultant as to any precautions to be taken with respect to the storage, use, disposal, handling or emission of Hazardous Materials. Landlord will provide Tenant with written notice five (5) days prior to any proposed investigation to be undertaken hereunder. Tenant shall cooperate with the Consultant to allow entry and reasonable access of the Consultant to all portions of the Premises for the purposes of the investigation.

21. ADDITIONAL RENT.

21.01    Real Estate Taxes.

         1. Tenant shall pay to Landlord, as additional Rent, Tenant's Proportionate Share of Landlord's Real Estate Taxes for the Project for each Tax Year during the Term of this Lease or any renewal, extension, or holding over hereof. Such additional Rent payments by Tenant shall be due and payable on the first day of each month during each Tax Year, each such payment in an amount equal to one-twelfth (1/12) of Tenant's Proportionate Share of Landlord's obligation for Real Estate Taxes for the applicable Tax Year. The sum set out in Section 1.01M shall be the monthly charge for the first Tax Year. For each subsequent Tax Year the amount payable under Section 1.01M shall be adjusted to reflect Landlord's estimate of Tenant's obligation for Real Estate taxes for that Tax Year. In the event the sum of such monthly payments by Tenant for a particular Tax Year exceeds Tenant's Proportionate Share of Landlord's Real Estate Taxes for the applicable Tax Year, provided Tenant is not in default, Landlord shall refund or credit such excess payment to Tenant. In the event the sum of Tenant's monthly payments for a particular Tax Year is less than Tenant's Proportionate Share of Landlord's Real Estate Taxes for the applicable Tax Year, Tenant shall pay such deficiency upon demand. "Tax Year", as used herein, shall mean each calendar year during the Term of the Lease or any renewal, extension, or holding over hereof in which Real Estate Taxes are billed against the Project regardless of the Year in which the assessment for Real Estate Taxes occurs. For the purposes of this Section, the first Tax Year shall be the calendar year in which the Lease Term commences. Upon receipt of written request Landlord shall provide Tenant with copies of the applicable tax notices and Landlord's calculation of Tenant's share of Landlord's Real Estate Taxes.

         2. "Real Estate Taxes" shall mean: (a) all ad valorem Real Estate Taxes on the Project (adjusted after protest or litigation, if any) for any part of the Term of this Lease, exclusive of penalties; (b) any taxes which shall be levied in lieu of any such ad valorem Real Estate Taxes; (c) any special assessments for benefits on or to the Project paid or payable in annual installments by Landlord; (d) occupational taxes or excise taxes levied on rentals derived from the operation of the Project for the privilege of leasing property; and (e) the expense of protesting, negotiating, or contesting the amount or validity of any such taxes, charges, or assessments, such expense to be applicable to the Tax Year of the item contested, protested, or negotiated.

         3. If the Term of this Lease shall end during a Tax Year of which only part is included in the Term hereof, the amount of such additional Rent shall be prorated on a per diem basis and shall be paid on or before the last day of the Term. If the Term of this Lease ends during any Tax Year before the amount of the Real Estate Taxes is established and the amount payable by Tenant has not been finally determined under the provisions of this Section, an amount payable for that portion of the Lease Term during the Tax Year shall be reasonably estimated by Landlord, and the estimated amount shall be promptly paid by Tenant should such estimated amount paid by Tenant exceed its actual obligation under this Section then Landlord shall refund such excess amount.

21.02    Common Expenses.

         1. During the Term of this Lease or any renewal, extension, or holding over hereof, Tenant shall pay to Landlord, as additional Rent, Tenant's Proportionate Share of the Common Expenses.

         2. For the purpose of this Section, the "Common Expense" means Landlord's total costs and expenses incurred during each Lease year in connection with owning, operating, maintaining, and repairing the Project, herein defined, including, but without limitation by enumeration: costs for all management fees, electrical current, gas, water, sewer, or fuels used in connection with the operation, maintenance, and repair of the Common Areas or the Building; the amount paid for all electricity furnished to the Common Area to light the parking lots or for any other common purpose; the amount paid for all labor and/or wages and other payments, including costs to Landlord of worker's compensation and disability insurance, payroll taxes, and welfare and fringe benefits, made to janitors, employees, contractors, and subcontractors of Landlord who are involved in the operation and maintenance of the Common Areas and the Project; charges of any independent contractors employed in the care, operation, maintenance, cleaning, and landscaping of the Common Areas; the amount paid for all supplies, tools, replacements parts or components, equipment, and necessities which are occasioned by everyday wear and tear; the premiums for all insurance maintained by Landlord for the Project; and the pro rata costs of machinery and equipment purchased and/or leased by Landlord in order to perform Common Area maintenance. To the extent that Landlord provides services which are not separately metered or directly billed to Tenant the costs of such services shall be included in the Common Expenses. Common Expenses shall not include interest on debt, capital retirement of debt and depreciation; however Common Expenses shall include Landlord's capital expenditures incurred for the purpose of reducing Common Area or Building operating costs and capital expenditures incurred by Landlord that are required by changes or amendments in laws or regulations governing the Premises or the Project, plus interest on the unamortized costs of each such capital expenditure at the rate of 10% per annum or such higher rate as Landlord may have incurred on funds borrowed to construct such improvements, amortized over the useful life of the respective improvements of a capital nature. If Landlord elects to self-insure or includes the Project under blanket insurance policies covering multiple properties, then the term "Common Expenses " shall also include the portion of the cost of such self-insurance or blanket insurance allocated by Landlord to this Project.

         3. For the purposes of this Section, the term "Lease Year" shall mean in the case of the first Lease Year, that period from the Commencement Date of the Term to the first succeeding December 31; thereafter, "Lease Year" shall mean each successive twelve
                  (12) calendar month period following the expiration of the first Lease Year except that should the Expiration Date be any day other than on December 31, then the last Lease Year shall be the period from the end of the preceding Lease Year to the Expiration Date.

21.03 Payment of Common Expense. Tenant's obligation for the Common Expenses for each Lease Year during the Lease Term shall be paid in monthly installments on the first day of each calendar month in advance. The first Lease Year's monthly installment amount is set out in Section 1.01L above. Within a reasonable period after the end of the first Lease Year and within a reasonable period after the end of each Lease Year thereafter, Landlord shall notify Tenant of Tenant's monthly obligation for Common Expenses which Landlord estimates it will incur for the then current Lease Year and the Common Expenses provided for in
         Section 1.01L shall be adjusted accordingly on the first day of the first month following such notice. Within a reasonable period after the end of each Lease Year, Landlord shall furnish Tenant with a statement of the actual amount of Tenant's obligation for Common Expenses for such period, together with Landlord's calculation of the amount of Tenant's obligation. In the event the total of Tenant's monthly installments paid for any Lease Year does not equal Tenant's Proportionate Share as shown on such statement, then Tenant shall, within ten (10) days of the mailing of the statement, pay Landlord any deficiency, or Landlord upon receipt of such annual statement shall issue to Tenant a credit invoice for such excess, as the case may be. Upon request delivered by Tenant within thirty (30) days after the date that Landlord delivers Landlord s statement, Landlord shall provide additional detail to Tenant regarding the calculation of Common Expenses for the year in question. The statement of Common Expenses shall be presumed correct and shall be deemed final and binding upon Tenant unless Tenant in good faith objects in writing thereto within thirty (30) days after delivery of the statement to Tenant (which writing shall state, in reasonable detail, all of the reasons for the objection); and Tenant pays in full, within thirty (30) days after delivery of the statement to Tenant, the amount shown on the statement as being owed by Tenant, regardless of whether such amount is in dispute. Tenant's dispute of any amount shown on Landlord's statement shall not excuse Tenant from promptly paying such amount as required above, provided however if it is determined that the amount specified in Landlord's statement as being payable by Tenant was over stated and Tenant has otherwise complied with the requirements of this Section, then Landlord shall pay or credit to Tenant the amount of such overcharge. Tenant's failure to pay the amount shown on Landlord's statement within thirty (30) days after delivery thereof or Tenant's failure to pay in a timely manner the revised estimate of Landlord's determination of Common Expenses shall be deemed an irrevocable waiver of Tenant s right to contest and/or receive any credit or reimbursement for an overcharge of Common Expenses shown on the Landlord's statement under which payment is required at that time.

22. DEFAULT AND REMEDIES.

22.01 Events of Default. The occurrence of any of the following events shall constitute an Event of Default on the part of Tenant.

         (A)      Tenant shall at any time fail to pay Rent when due; or

         (B) Tenant shall fail to keep, perform, or observe any other covenant, agreement, condition, or undertaking described hereunder and shall fail to remedy such default within thirty
                  (30) days after written notice thereof has been mailed by Landlord to Tenant; or if such default is one that will take longer than thirty (30) days to remedy, Tenant fails to commence the cure of such default within said thirty (30) day period and/or fails to diligently pursue such cure to completion; or

         (C) This Lease or the Premises or any part thereof shall be taken upon execution or by other process of law directed against Tenant or shall be taken upon or subject to any attachment at the instance of any creditor of or claimant against Tenant and said attachment shall not be discharged or disposed of within thirty (30) days after the levy thereof; or

         (D) There is a filing of any petition or commencement of any case or proceeding by Tenant under any provision or chapter of the Federal Bankruptcy Act or any other federal or state law relating to Tenant's insolvency, bankruptcy, or reorganization; or

         (E) There is a filing of any petition or commencement of any case or proceeding described in subparagraph (D) above against Tenant, unless such petition and all proceedings initiated thereby are dismissed within sixty (60) days from the date of such filing; or

         (F) The Premises shall be vacated or abandoned by Tenant, regardless or whether or not Tenant continues to pay Rent, and such vacation or abandonment continues for five (5) days after written notice of such condition from Landlord to Tenant..

22.02 Remedy. Upon the occurrence of an Event of Default Landlord shall have the right, without further notice to or demand upon Tenant, to re-enter and take exclusive possession of the Premises, with or without force or legal process; to refuse to allow Tenant to enter the same or have possession thereof; to change the locks on the doors to the Premises; to take possession of any furniture or other property in or upon the Premises (Tenant hereby waiving the benefit of all exemptions by law) and to sell the same at public or private sale without notice and apply the proceeds thereof to the costs of sale, payment of damages, and payment of the Rent due under this Lease; all without Landlord being liable to Tenant for any damages or any prosecution therefor; and Landlord shall have the right;

         (i) As an agent of Tenant, to relet the Premises for the balance of the Term of this Lease or for a shorter or longer Term, with or without the granting of free rent or other market concessions, and to receive the rents therefor; applying them first to the payment of all of Landlord's expenses of such reletting, such as, repairs, improvements, broker's commissions and, second, to the payment of remedying all damages suffered to the Premises and, third, to all Rent due and thereafter becoming due under this Lease, with Tenant remaining liable for and hereby agreeing to pay Landlord any such deficiency on a monthly basis during the Lease Term on the days Rent would be due hereunder; or

         (ii) To cancel and terminate the remaining Term of this Lease, regardless of whether Landlord has previously elected to relet or has relet the Premises as permitted in (i) above, to re-enter and take possession of the Premises free of this Lease, and thereafter this Lease shall be null and void, and the Rent in such case shall be apportioned and paid on and up to the date of such entry and possession by Landlord. Thereafter Tenant shall be liable for and pay all Rents accrued, due or owing as of the date or termination, as well as the costs to repair damage to the Premises incurred by Landlord by reason of Tenants breach or default of this Lease; or

         (iii) To treat such default as a breach of this Lease and terminate this Lease by written notice to Tenant and recover from Tenant as damages for such breach:

                  (a) the worth at the time of award of any unpaid Rent which had been earned at the time of such termination; plus

                  (b) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus

                  (c) the worth at the time of award of the amount by which the unpaid Rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

                  (d) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; plus

                  (e) such reasonable attorneys' fees incurred by Landlord as a result of such default, and costs in the event suit is filed by Landlord to enforce such remedy; and

                  (f) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

         As used in subparagraphs (a) and (b) above, the "worth at the time of award" is computed by allowing interest at the rate of ten percent (10%) per annum. As used in subparagraph (c) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award, plus one percent (1%).

         All rights and remedies expressly provided in the Lease for Landlord's protection shall be cumulative and shall be in addition to any other rights and remedies provided by law. Landlord shall be entitled to recover from Tenant reasonable attorneys' fees and costs incurred by Landlord in enforcing its rights hereunder. In the event Landlord elects to re-enter or take possession of the Premises, Tenant agrees to quit and peaceably surrender the Premises and possess and repossess itself thereof, and may have, hold, and enjoy the Premises and the right to receive all rental income of and from the same. No such re-entry and taking of possession by Landlord shall be construed as an election on Landlord's part to terminate or surrender this Lease unless Landlord gives notice to Tenant specifically terminating the Lease. Unless a written notice of such intention is served on Tenant, any service of demand for the payment of rent or possession required under applicable law to recover the Premises does not constitute an election on the part of Landlord to terminate this Lease, nor shall such notice or re-entry by Landlord or forfeiture by Tenant relieve Tenant of its continuing liability for unaccrued rent.

         A waiver by Landlord of any breach or default by Tenant under the terms and conditions of this Lease shall not be construed to be a waiver of any subsequent breach or default or of any other term or condition of this Lease, and a failure of Landlord to assert any breach or to declare a default by Tenant shall not be construed to constitute a waiver thereof, so long as such breach or default continues unremedied.

22.03 Landlord's Default. Landlord shall not be deemed to be in default in the performance of any obligation required to be performed by Landlord hereunder unless and until Landlord has failed to perform the obligation within thirty (30) days after receipt of written notice by Tenant to Landlord specifying wherein Landlord has failed to perform the obligation; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be deemed to be in default if Landlord shall commence the performance within the thirty (30) day period and thereafter shall diligently prosecute the same to completion.

22.04 Landlord's Right to Perform Tenant's Covenants. If Tenant shall at any time fail to make any payment or perform any other act on its part to be made or performed under this Lease, Landlord may, but shall not be obligated to, make the payment or perform any other act to the extent Landlord may deem desirable and, in connection therewith, pay expenses and employ counsel. Any payment or performance by Landlord shall not waive or release Tenant from any obligations of Tenant under this Lease. All sums so paid by Landlord, and all penalties, interest and costs in connection therewith, shall be due and payable by Tenant on the next day after any payment by Landlord, together with interest thereon at the Interest Rate (as defined in Section 32), from that date to the date of payment thereof by Tenant to Landlord, plus collection costs and attorneys' fees. Landlord shall have the same rights and remedies for the nonpayment thereof as in the case of default in the payment of Rent.

23. NOTICES.

         Except as other wise herein provided, whenever by the terms of this Lease notice shall or may be given either to Landlord or to Tenant, such notice shall be in writing and shall be deemed to have been properly served if delivered personally, sent by Federal Express or other national overnight courier or through the U.S. Postal Service, certified mail, postage prepaid, to Landlord at the addresses set forth below or such other person or place as Landlord may designate in writing and to Tenant at the Premises. The date of personal delivery or receipt of the notice, one (1) business day after deposit with such overnight courier or three (3) business days after mailing, whichever is earlier shall be deemed the date of service of notice. Notice may also be served by Landlord or Tenant in the same manner as provided for personal service under the Rules of Civil Procedure in the State of Utah. Landlord's addresses for notice are as follows:

Landlord:                          WDCI, Inc.
                                   ATTN:  Vice President - Property Management
                                   822 Bishop Street
                                   Honolulu, HI  96813

With a copy to:                    WDCI, Inc.
                                   ATTN:  General Counsel
                                   822 Bishop Street
                                   Honolulu, HI  96813

Tenant:                            Rubicon Medical Corporation
                                   ATTN:
                                   3598 West 1820 South
                                   Salt Lake City, Utah 84104


24. PERSONS BOUND.

         The agreements, covenants, and conditions of this Lease shall be binding upon and shall insure to the benefit of the heirs, legal representatives, successors, and assigns of each of the parties hereto, except that no assignment, encumbrance, or subletting by Tenant, unless permitted by the provisions of this Lease, without the prior written consent of Landlord, shall vest any right of an assignee, encumbrance, or sublessee of Tenant. The singular herein, in referring to either Landlord or Tenant, shall be deemed to include the plural where the context so requires. If there be more than one Tenant herein named, the provisions of this Lease shall be applicable to and binding upon such Tenant jointly and severally.

25. SECURITY DEPOSIT.

         Tenant herewith deposits with Landlord the sum referenced in the Basic Terms as a Security Deposit for the performance by Tenant of every covenant and condition of this Lease. Said deposit may be commingled with other funds of Landlord and shall bear no interest. If Tenant shall default with respect to any covenant or condition of this Lease, Landlord may apply the whole or any part of such Security Deposit to the payment of any sum in default or any sum which Landlord may be required to spend by reason of Tenant's default, including, but not limited to, applying the Security Deposit first to the costs of any restoration and/or cleanup made necessary by reason of above normal wear and tear of the Premises. It is agreed that the Security Deposit is not to be considered as the last month's Rent under this Lease. Should Tenant comply with all of the covenants and conditions of this Lease, the Security Deposit or any balance thereof shall be returned to Tenant within a reasonable time after the expiration of the Term hereof. If Landlord uses or applies all or any portion of the deposit, Tenant shall within ten (10) days after written demand therefore deposit cash with Landlord in an amount sufficient to restore the deposit to the full amount hereinabove stated and Tenant's failure to do so shall be a material breach of this Lease.

26. [INTENTIONALLY OMITTED]

27. SUBORDINATION/FINANCIAL DISCLOSURE.

         Landlord shall have the right to transfer, mortgage, pledge or otherwise encumber, assign or convey in whole or in part the Premises, building, Project, this Lease and all rents and amounts payable by Landlord under the provisions hereof, and Tenant shall continue its performance hereunder notwithstanding any such transfer. At Landlord's option, or at the option of any mortgagee or ground lessee of Landlord, this Lease shall be made subordinate to any ground lease, mortgage, deed of trust or any other hypothecation or security now or hereafter placed upon or affecting real property of which the premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof pursuant to a written subordination agreement between Tenant and any such ground lessee or mortgagee. Notwithstanding the foregoing, the subordination of Tenant's interest pursuant to the terms hereof shall be conditional on such mortgagee or ground lessee entering into a commercially reasonable non-disturbance agreement with Tenant, which shall provide for the continuation of the Lease for the remaining term hereof on the terms and conditions hereof, notwithstanding the termination of any relevant ground lease or a foreclosure, deed in lieu of foreclosure or other transfer under any mortgage or deed of trust affecting the Project or the Premises, so long as Tenant shall have paid rent and all other sums required to be paid under this Lease and shall otherwise be in compliance with the terms hereof. Tenant agrees to execute any documents required to effectuate an attornment or subordination pursuant to the terms hereof and Tenant hereby irrevocably appoints Landlord as its agent and attorney to execute and deliver any such instrument for and in the name of Tenant if Tenant fails to do so within ten (10) days after written notice by Landlord or any ground lessee or mortgagee. Any mortgagee, trustee or ground lessor may elect to have the Lease prior to the lien of its mortgage, deed of trust or ground lease and upon written notice to Tenant this lease shall be deemed prior to such mortgage, deed of trust or ground lease whether this Lease is dated prior subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

         If Landlord desires to finance, refinance, or sell the Premises or any part thereof, Tenant hereby agrees to deliver to any lender or purchaser designated by Landlord such financial statements of Tenant as may be reasonably requested by such lender or purchaser. Such statements shall include the past three (3) years' consolidated financial statements of Tenant as filed with the Securities and Exchange Commission. All such financial statements shall be received by Landlord and such lender or purchaser in confidence and shall only be used for the purposes herein set forth.

28. ATTORNEY'S FEES.

         If either party brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to its reasonable attorney's fees to be paid by the losing party as fixed by the court.

29. PARKING.

         Tenant's employees, customers, invitees and visitors shall park only in areas designated for parking of vehicles.

30. EXAMINATION OF LEASE.

         Submission of this document for examination or signature by Tenant does not constitute a reservation of or option for space and it is not effective as a lease or otherwise until execution by both Tenant and Landlord.

31. Broker's Commissions.Tenant and Landlord each represent and warrant to the other that neither has had any dealings with any person, firm, broker or finder (other than those persons, if any, whose names are set forth in this Paragraph
31) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and no other broker or other person, firm or entity is entitled to any commission or finder's fee in connection with said transaction and Tenant and Landlord do each hereby indemnify and hold the other harmless from and against any costs, expenses, attorneys' fees or liability for compensation, commission or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying party. Named brokers:

                  Landlord's Broker:     CB Richard Ellis

                  Tenant's Broker:       None.

The commission payable to Landlord's Broker with respect to this Lease shall be pursuant to the terms of the separate commission agreement in effect between Landlord and Landlord's Broker. Landlord's Broker shall pay a portion of its commission to Tenant's Broker, if so provided in any agreement between Landlord's Broker and Tenant's Broker. Nothing in this Lease shall impose any obligation on Landlord to pay a commission or fee (a) to any party other than Landlord's Broker or (b) to any party with respect to (i) the exercise by Tenant of any option or right of first refusal pursuant to this Lease, or (ii) any extension or renewal of this Lease.

32. LATE PAYMENT/INTEREST.

         Tenant's failure to pay Rent or any other payment required of Tenant hereunder within ten (10) days of the due date therefor shall result in the imposition of a service charge for such late payment in the amount of five percent (5%) of such required payment to cover Landlord's administrative costs to handle late payments. Imposition of and/or payment of a service charge for late payment shall not constitute a cure or waiver for such default in payment. In addition, any amount which is not paid when due shall bear interest from the date due until the date paid at the rate ("Interest Rate") which is the lesser of fifteen percent (15%) per annum or the maximum rate permitted by law.

33. ESTOPPEL CERTIFICATE.

         Tenant shall upon not less than ten (10) day's prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and is full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the Rent and other charges are paid in advance, if any; (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed; and (iii) stating the correctness or incorrectness of any other fact related to Tenant's use and occupancy of the Premises or either or both Landlord's and Tenant's rights and obligations under this Lease as may be reasonably requested. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

         At Landlord's option, Tenant's failure to deliver such statement within such time shall be a material default under this Lease or shall be conclusively entitle Landlord or any third party to rely on the facts (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and
(iii) that not more than one month's rent has been paid in advance.

34. PARTIAL INVALIDITY.

         If any term, covenant, condition or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, or violate a party's legal rights, then such term, covenant, condition or provision shall be deemed to be null, void, and unenforceable; however, all provisions of this Lease, or the application of such term or provision to persons or circumstances other than those to which are held invalid, unenforceable, or violative of legal rights, shall not be affected thereby, and each and every other term, covenant, condition or provision of this Lease shall be valid and shall be enforced to the fullest extent permitted by law.

35. CAPTIONS.

         The captions used throughout this Lease are for convenience and reference only and shall in no way be held to explain, modify, amplify, or aid in the interpretation, construction, or meaning of any provisions in this Lease.

36. ENTIRE AGREEMENT.

         This Lease, together with the referenced Rider and Exhibits (which are incorporated herein by this reference), contains the entire agreement between the parties, and no modification of this Lease shall be binding upon the parties unless evidenced by an agreement, in writing, signed by Landlord and Tenant after the date hereof. No prior agreements or understandings pertaining to this Lease prior to the date hereof shall be effective.

37. LANDLORD'S LIABILITY.

37.01 Transfer of the Project. Upon transfer of the Project and assignment of this Lease, Landlord shall be entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease occurring after the consummation of the transfer and assignment, and from all liability for the Security Deposit. Tenant shall attorn to any entity purchasing or otherwise acquiring the Premises at any sale or other proceeding.

37.02 Landlord's Exculpation. In the event of default, breach or violation by Landlord of any of Landlord's obligations under this Lease, Landlord's liability to Tenant shall be limited to its ownership interest in the Building and Project or the proceeds of a public sale of the ownership interest pursuant to the foreclosure of a judgment against Landlord. Landlord shall not be personally liable, or liable in any event, for any deficiency beyond its ownership interest in the Building and Project.

38. SURRENDER OF PREMISES.

         On the expiration or early termination of this Lease, Tenant shall surrender the Premises to Landlord "broom-clean", in its condition as of the Commencement Date, normal wear and tear excepted. Tenant shall remove from the Premises all of Tenant's personal property, trade fixtures and any alterations required to be removed by Landlord. Tenant shall repair damage or perform any restoration work required by the removal. If Tenant fails to remove any personal property, trade fixtures or alterations after the end of the Term as required by Landlord, Landlord may remove the property and store it at Tenant's expense, including interest at the Interest Rate. If the Premises are not so surrendered at the termination of this Lease, Tenant shall indemnify Landlord against all loss or liability resulting from delay by Tenant in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenant, losses to Landlord due to lost opportunities to lease to succeeding tenants, and attorneys' fees and costs.

39. MORTGAGEE PROTECTION.

         In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Building and shall offer the beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Building or the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure.

40. OPTION TO EXTEND LEASE.

         Landlord hereby grants to the Tenant the one (1), two (2) year option to extend the term of the Lease, provided that no monetary default of the lease occurred during the current term of the Lease, and at the time the option is exercised, this Lease shall be in full force and effect. The Tenant must provide written notice to Landlord of its intention to exercise the option not later than one hundred and eighty (180) days prior to the expiration of the current term of the Lease. Additionally, once the business terms and conditions have been mutually agreed upon Tenant agrees to return an executed amendment documenting the terms of the option within fifteen (15) days after its receipt from Landlord.

         The base annual rent rate for the Premises during the Renewal term shall be at fair market value as mutually agreed upon by Tenant and Landlord, but in no case less than the Base Rent in effect for the existing Lease. Any such renewal of this Lease shall be upon the same terms and conditions of this Lease, except (a) the base rent during the extension term shall be as provided as above; and (b) Tenant shall not have the right to assign its renewal rights to a subtenant under this Lease.

41. WAIVER OF TRIAL BY JURY.

         LANDLORD AND TENANT HEREBY WAIVE TRIAL BY JURY AND CONSENT TO TRIAL WITHOUT A JURY IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER LANDLORD OR TENANT AGAINST THE OTHER IN CONNECTION WITH THIS LEASE.

IN WITNESS WHEREOF the parties have signed triplicate copies hereof.

TENANT:                                         LANDLORD:

Rubicon Medical, Inc., a Utah corporation       WDCI, INC., a Hawaii corporation

By:  /s/ Brian C. Woolf                         By:  /s/ R.S. Sasaki
Name:  Brian C. Woolf                           Name:  R.S. Sasaki
Its: CFO                                        Its: Executive V.P.


                                                By: /s/ Charles W. Loomis
                                                Name: Charles W. Loomis
                                                Its: Assistant Secretary